Business Combination (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [Abstract]
Acquisition accounting of business combination [Table Text Block]
(3)	Details of the accounting for the business combination are as follows (Unit: Korean Won in millions):

	WB Finance Co., Ltd.	Woori Bank Europe	Total
Consideration transferred:
Cash and cash equivalents	87,562	64,062	151,624
Identifiable assets and liabilities recognized:
Cash and cash equivalents	16,657	—	16,657
Financial assets at FVTOCI	17	—	17
Loans and other financial assets at amortized cost(*)	205,451	64,062	269,513
Premises and equipment	1,630	—	1,630
Intangible assets	763	—	763
Current tax assets	173	—	173
Deferred tax assets	1,381	—	1,381
Other assets	1,510	—	1,510

Assets sub-total	227,582	64,062	291,644

Deposits due to customers	54,615	—	54,615
Borrowings	120,644	—	120,644
Other financial liabilities	6,149	—	6,149
Current tax liabilities	640	—	640
Other liabilities	4,724	—	4,724

Liabilities sub-total	186,772	—	186,772

Identifiable net fair value	40,810	64,062	104,872
Goodwill	46,752	—	46,752

(*)

The book value of loans and other financial assets at amortized cost is used as proxy for fair value since the difference between fair value and book value is not material. The total contractual amount of WB Finance is 208,633 million Won and the contractual cash flow that is not expected to be recovered is 3,182 million Won.

Assuming the acquisition accounting of business combination at the beginning of reporting period
(4)	Operating income and Net income of the Group

Assuming that the acquisition date is the date of the beginning of reporting period, the amounts to be added to the operating income and net income in the Group’s statement of comprehensive income for the year ended December 31, 2018 are as follows: (Unit: Korean Won in millions):

WB Finance Co., Ltd.
Operating income	44,545
Net income	4,511